UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 30, 2019

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol	on which registered
Common Stock,	TCO	New York Stock Exchange
$0.01 Par Value

6.5% Series J Cumulative	TCO PrJ	New York Stock Exchange
Redeemable Preferred Stock,
No Par Value

6.25% Series K Cumulative	TCO PrK	New York Stock Exchange
Redeemable Preferred Stock,
No Par Value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

At the 2019 Annual Meeting of Shareholders held on May 30, 2019, the shareholders of Taubman Centers, Inc. (the Company) voted on the following three proposals.

•Election of six director nominees to the Company's Board of Directors, each to serve until the 2020 annual meeting of shareholders and until his or her successor has been duly elected and qualified (Proposal 1);

•Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019 (Proposal 2); and

•Approval (on an advisory basis) of the compensation of the Company's named executive officers (Proposal 3).

The results of the voting are shown below*:

Proposal 1 - Election of Directors

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Mayree C. Clark	77,767,983	2,187,935	1,670,627
Michael J. Embler	78,317,796	1,638,122	1,670,627
Janice L. Fields	78,566,171	1,389,747	1,670,627
Michelle J. Goldberg	78,586,416	1,369,502	1,670,627
Nancy Killefer	78,565,817	1,390,101	1,670,627
Ronald W. Tysoe	77,437,537	2,518,381	1,670,627

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain
80,752,291	856,699	17,555

Proposal 3 - Advisory Vote on Named Executive Officer Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
76,152,803	3,769,956	33,159	1,670,627

*For Proposal 1, the six nominees receiving the most votes cast were elected as directors. Proposals 2 and 3 required the affirmative vote of 66⅔% of the outstanding voting shares for approval; the total outstanding voting shares as of the record date, April 30, 2019, were 87,613,458 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2019	TAUBMAN CENTERS, INC.

	By:	/s/ Simon J. Leopold
Simon J. Leopold
Chief Financial Officer